UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012

TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission file number 1-12291

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia	22203
(Address of principal executive offices)	(Zip code)

(703) 522-1315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

As previously reported, on November 28, 2011, The AES Corporation (“AES” or the “Company”) completed its acquisition (the “Acquisition”) of 100% of the common stock of DPL Inc. (“DPL”) pursuant to the terms and conditions of a definitive agreement (the “Merger Agreement”) with DPL dated as of April 19, 2011.

Item 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information

In accordance with Rule 11-01(a) of Regulation S-X, filed herewith as Exhibit 99.1 is unaudited pro forma condensed combined consolidated statement of operations of The AES Corporation and DPL, giving effect to certain pro forma events related to the Acquisition. It does not purport to project future operating results of the post-acquisition combined company.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1

Unaudited pro forma condensed combined consolidated statement of operations of The AES Corporation and DPL, consisting of:

•  Pro forma condensed combined consolidated statement of operations for the year ended December 31, 2011; and

•  Notes to pro forma condensed combined consolidated statement of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE AES CORPORATION (Registrant)

Date: March 27, 2012	By:	/s/ VICTORIA D. HARKER
		Name:	Victoria D. Harker
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)